UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 13, 2024

HYSTER-YALE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2024, the Board of Directors (the “Board”) of Hyster-Yale, Inc. (the “Company”) increased the size of the Board from fourteen to fifteen members and elected Ann O’Hara as Director of the Company, effective immediately (the “Effective Date”). The Board appointed Ms. O’Hara to serve as a member of the Audit Review Committee and the Planning Advisory Committee, as of the Effective Date.

Since 2020, Ms. O’Hara has served as President of Huhtamaki OYJ’s North America business segment, which produces fiber, paper and plastic-based consumer primary packaging, food service and secondary packaging and retail products and generated in excess of $1.5 billion in revenue in 2023.

Ms. O’Hara holds a B.S.E. in Chemical Engineering from the University of Pennsylvania and an M.B.A. from Harvard Business School. Ms. O’Hara serves on the boards of Huhtamaki, Inc. and Huhtamaki Americas, Inc.

There are no arrangements or understandings between Ms. O’Hara and any other persons pursuant to which she was appointed as a member of the Board. Ms. O’Hara is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. Ms. O’Hara is eligible to participate in the non-employee director compensation arrangements described in the Company's Proxy Statement for its 2024 Annual Meeting of Stockholders, which the Company filed with the Securities and Exchange Commission on March 28, 2024.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 15, 2024		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary